UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 11, 2006
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              REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP - III
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             (Exact name of registrant as specified in its charter)


       Delaware                 0-13331                    16-1234990
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(State of organization)  (Commission File No.) (IRS Employer Identification No.)


2350 North Forest Road, Getzville, New York  14068
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(Address of principal executive offices)

(716) 636-0280
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

On April 14, 2006, Toski, Schaefer & Co., P.C. of Williamsville, New York, the Partnership's independent registered public accounting firm resigned. Toski, Schaefer & Co., P.C. did not seek the Partnership's consent to its resignation. As a result, the Partnership's Audit Committee did not recommend or approve the resignation of Toski, Schaefer & Co., P.C.

On May 2, 2006, the Partnership's Audit Committee engaged Rotenberg & Co., LLP as its independent accountants to audit the Partnership's financial statements as of and for the year ending December 31, 2006. The Partnership did not consult with Rotenberg & Co., LLP during the two most recent fiscal years and through May 2, 2006 regarding either the application of accounting principles to a


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specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Partnership as well as any matters or reportable events described in Items 304 (a)(2)(i) and (ii) of Regulation S-B. The audit report by Toski, Schaefer & Co., P.C. for the Partnership's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Partnership's financial statements for each of the two years ended December 31, 2005 and 2004, there were no disagreements with Toski, Schaefer & Co., P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Toski, Schaefer & Co., P.C, would have caused Toski, Schaefer & Co., P.C. to make reference to the matter in their report.

The Partnership has requested Toski, Schaefer & Co., P.C. and Rotenberg & Co., LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letters dated May 12, 2006, are filed as Exhibits 16.1 and 16.2 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

         16.1 Letter from Toski, Schaefer & Co., P.C.
         16.2 Letter from Rotenberg & Co., LLP



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Realmark Property Investors Limited Partnership - III
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                     (Registrant)



/s/ Joseph M. Jayson                                          May 12, 2006
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Joseph M. Jayson, Individual General Partner                     (Date)